AMENDMENT NO. 3 TO SERIES 2002-A SUPPLEMENT

This AMENDMENT NO. 3 TO SERIES 2002-A SUPPLEMENT, dated as of August 1, 2006 (this “Amendment”) is made between CONN FUNDING II, L.P. (the “Issuer”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), as Trustee (the “Trustee”). Capitalized terms used and not otherwise defined in this Amendment are used as defined in that certain Base Indenture, dated as of September 1, 2002 (as amended from time to time, the “Base Indenture”), between the Issuer and the Trustee or, if not defined therein, in the that certain Series 2002-A Supplement, dated as of September 1, 2002 (as amended from time to time, the “Series Supplement”), between the Issuer and the Trustee.

Background

A.   The parties hereto have entered into the Base Indenture and the Series Supplement to finance the purchase of Receivables by the Issuer from each of Conn Appliances, Inc. and CAI, L.P.

B.   The parties hereto wish to amend the Series Supplement.

C.   The parties hereto are willing to agree to such an amendment, all as set out in this Amendment.

Agreement

1.   Amendment of the Series Supplement. (a) Section 1 of the Series Supplement is hereby amended as follows:

(i) The definition of “Available Funds” is hereby amended and restated in its entirety as follows:

“Available Funds” means, with respect to any Monthly Period, an amount equal to the Investor Percentage of Collections of Finance Charges, Recoveries and Investment Earnings deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Series Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 5.4(a) of the Base Indenture).

(ii) The definitions of “Enhancement Agreement,” “Enhancement Provider,” “Enhancement Provider Default” and “Qualifying Enhancement Agreement” are hereby deleted in their entirety.

(iii) The definition of “Finance Charge Collections” is hereby amended by removing the entire clause (iii) and inserting “and” before clause (ii).

(iv) The definition of “Investor Interest” is hereby amended by removing the reference to Enhancement Providers in last sentence of the definition.

(v) The definition of “Required Reserve Amount” is hereby amended and restated in its entirety as follows:

"Required Reserve Amount" shall mean, at any time, the greater of (a) $7,500,000 and (b) an amount equal to (i) the Note Principal at such time, multiplied by (ii)(A) the Required Reserve Percentage at such time, divided by (B) 100% minus the Required Reserve Percentage at such time; provided, however, that the Required Reserve Amount shall be fixed during the Rapid Amortization Period as of the Rapid Pay Out Commencement Date; provided, further, that the Required Reserve Amount may only increase from time to time to the extent of the Investor Percentage (determined with regard to only (and only to the extent of) those Series with respect to which the "Required Reserve Amount" is increasing at such time) of the Available Issuer Interest (after giving effect to any reductions pursuant to Section 5.16 but prior to any reductions with respect to Principal Reallocation Amounts on such day, or pursuant to any comparable provisions of any other Series Supplement for any Series on such day) at such time.

(vi) The definition of “Series 2002-A Termination Date” is hereby amended by removing the reference to Enhancement Providers in clause (a).

(b)  Section 4(b) of the Series Supplement is hereby amended by removing clause (iv) and the word “plus” immediately preceding it, and renumbering clause (v) as clause (iv).

(c)  Section 5.14(a) of Section 7 of the Series Supplement is hereby amended by removing clause (viii) and the word “plus” immediately preceding it.

(d)  Section 5.15(a) of Section 7 of the Series Supplement is hereby amended by replacing the language in clause (iv) with “Reserved.”

(e)  Section 5.15(e) of Section 7 of the Series Supplement is hereby amended by replacing the language in clause (iii) with “Reserved.”

(f)  Section 5.15(f) of Section 7 of the Series Supplement is hereby amended and restated in its entirety as follows:

On any Redemption Date, the amounts required to be on deposit in the Payment Account pursuant to Section 4 or Section 11, shall be paid to the following Persons:

(i) to the Noteholders, the Note Principal; and

(ii) first, to the Noteholders, any other amounts (including, without limitation, accrued and unpaid interest) payable thereto pursuant to the Note Purchase Agreement and, second, to the Persons entitled thereto, any Additional Amounts payable thereto.

(g)  Section 5.20 of Section 7 of the Series Supplement is hereby amended by replacing the language in such section with "Reserved."

(h)  Section 8 of the Series Supplement is hereby amended by removing the reference to Enhancement Providers in the first sentence.

(i)  Section 9(i) of the Series Supplement is hereby amended by removing the entire parenthetical.

(j)  Section 9(s) of the Series Supplement is hereby amended by replacing the language in such clause with “Reserved.”

(k)  Section 11(b) of the Series Supplement is hereby amended by removing clause (iv) and the word “plus” immediately preceding it, and renumbering clause (v) as clause (iv).

(l)  Section 12 of the Series Supplement is hereby amended by removing the reference to any Enhancement Agreement.

2.   Binding Effect; Ratification. (a) This Amendment shall become effective, as of the date first set forth above, when the Administrator shall have received counterparts hereof shall have been executed and delivered by the parties hereto and the Rating Agency Condition shall have been satisfied, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)  On and after the execution and delivery hereof, this Amendment shall be a part of the Series Supplement and each reference in the Series Supplement to “this Series Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Series Supplement shall mean and be a reference to such Series Supplement as amended hereby.

(c)  Except as expressly amended hereby, the Series Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

3.   Miscellaneous. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b)  Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c)  This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee

By:	/s/ Kristen L. Puttin
Name: Kristen L. Puttin
Title: Assistant Vice President

CONN FUNDING II, L.P., as Issuer

By: Conn Funding II GP, L.L.C., its general partner

By:	/s/ David R. Atnip
Name: David R. Atnip
Title: Treasurer

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CONSENTED AND AGREED TO BY:

THREE PILLARS FUNDING LLC

By:
Name:
Title:

SUNTRUST CAPITAL MARKETS, INC.,
as Administrator

By:
Name:
Title:

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